Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2005	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		1/18/2006
2	Payment Date		1/20/2006
3	Collection Period	11/27/2005	12/26/2005	30
4	Monthly Interest Period - Actual	12/20/2005	1/19/2006	31
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	—	—	—	—	—
7	Class A-2 Notes	420,000,000.00	387,147,853.30	—	51,487,602.93	335,660,250.37	0.7991911
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,227,541,111.30	$—	$51,487,602.93	$1,176,053,508.37

12	Total Securitization Value	$1,685,393,258.00	$1,261,248,977.30			$1,209,761,374.37

				Per $1000	Principal& Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	—	—	—	—
14	Class A-2 Notes	3.5200%	1,135,633.70	2.9333333	52,623,236.63	135.9254253
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		3,237,717.04		54,725,319.97

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	22,652,045.56
18	Sales Proceeds - Early Terminations	11,206,475.67
19	Sales Proceeds - Scheduled Terminations	21,011,135.32
20	Security Deposits for Terminated Accounts	111,724.00
21	Excess Wear and Tear Received	105,627.48
22	Excess Mileage Charges Received	198,738.61
23	Other Recoveries Received	1,840,589.52

24	Subtotal: Total Collections	57,126,336.16

25	Repurchase Payments	—
26	Postmaturity Term Extension	—
27	Investment Earnings on Collection Account	224,380.63

28	Total Available Funds, prior to Servicer Advances	57,350,716.79

29	Servicer Advance	—

30	Total Available Funds	57,350,716.79

31	Reserve Account Draw	—

32	Available for Distribution	57,350,716.79

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		1,051,040.81
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		3,237,717.04
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	53,056,958.94
46	Regular Principal Distribution Amount	51,487,602.93
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		51,487,602.93
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		1,569,356.01

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2005	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,042,147,853.30
52	Less: Aggregate Securitization Value (End of Collection Period)	(1,209,761,374.37)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,042,147,853.30
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(990,660,250.37)

58	Regular Principal Distribution Amount	51,487,602.93

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	1,209,761,374.37
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	990,660,250.37

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	57,350,716.79
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	1,051,040.81
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	3,237,717.04
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	53,056,958.94
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70)	—

73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	53,056,958.94

74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58

83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		58,751.82

85	Subtotal: Reserve Fund Available for Distribution		16,912,684.40
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,912,684.40
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		58,751.82

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	1,351	26,211,979.56
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(21,098,359.32)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(1,794,934.68)
95	Less: Excess Wear and Tear Received		(105,627.48)
96	Less: Excess Mileage Received		(198,738.61)

97	Current Period Net Residual Losses/(Gains)	1,351	3,014,319.47

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	5,081	11,603,257.10
100	Current Period Net Residual Losses (Item 97)	1,351	3,014,319.47

101	Ending Cumulative Net Residual Losses	6,432	14,617,576.57

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.87%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2005	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,209,761,374
105	Number of Current Contracts		72,157	58,869
106	Weighted Average Lease Rate		3.59%	3.53%
107	Average Remaining Term		27.48	17.24
108	Average Original Term		42.98	43.19
109	Monthly Prepayment Speed			74.11%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	60,775	1,374,751,838	1,261,248,977
111	Depreciation/Payments		(20,277,278)	(14,441,566)
112	Gross Credit Losses	(29)	(552,468)	(577,994)
113	Early Terminations	(526)	(11,030,485)	(10,256,063)
114	Scheduled Terminations	(1,351)	(27,611,909)	(26,211,980)
115	Repurchase/Reallocation		—	—

116	Pool Balance - End of Period	58,869	1,315,279,698	1,209,761,374

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	57,992	1,192,884,466	98.60%
119	31 - 90 Days Delinquent	722	13,813,078	1.14%
120	90+ Days Delinquent	155	3,063,831	0.25%

121	Total	58,869	1,209,761,374	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		29	577,994
124	Aggregate Liquidation Proceeds on charged-off units			(402,848)
125	Recoveries on charged-off units			(30,740)

126	Current Period Aggregate Net Credit Losses/(Gains)		29	144,407

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses		267	1,921,596
129	Current Period Net Credit Losses (Item 119)		29	144,407

130	Ending Cumulative Net Residual Losses		296	2,066,003

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.12%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
02/20/2006	43,751,030
03/20/2006	33,299,197
04/20/2006	36,128,712
05/20/2006	33,027,598
06/20/2006	29,581,288
07/20/2006	31,899,077
08/20/2006	46,793,248
09/20/2006	47,021,072
10/20/2006	47,297,887
11/20/2006	47,720,088
12/20/2006	49,004,415
01/20/2007	48,744,268
02/20/2007	40,932,136
03/20/2007	33,240,232
04/20/2007	34,384,099
05/20/2007	33,409,237
06/20/2007	26,641,421
07/20/2007	28,802,335
08/20/2007	33,762,485
09/20/2007	35,279,886
10/20/2007	40,060,007
11/20/2007	33,563,111
12/20/2007	31,180,080
01/20/2008	27,990,453
02/20/2008	22,046,097
03/20/2008	34,294,050
04/20/2008	45,375,701
05/20/2008	27,265,877
06/20/2008	32,466,327
07/20/2008	33,296,769
08/20/2008	23,150,356
09/20/2008	21,434,980
10/20/2008	20,214,241
11/20/2008	14,928,799
12/20/2008	21,010,757
01/20/2009	15,902,189
02/20/2009	932,178
03/20/2009	210,454
04/20/2009	211,539
05/20/2009	163,469
06/20/2009	191,173
07/20/2009	216,135
08/20/2009	259,418
09/20/2009	275,085
10/20/2009	511,169
11/20/2009	665,174
12/20/2009	843,574
01/20/2010	370,975
02/20/2010	10,775
03/20/2010	750
Total:	1,209,761,374

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.